EXHIBIT 32.1

                         Tel-Instrument Electronics Corp
                         -------------------------------


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Tel-Instrument Electronics Corp (the "Company"), on Form 10-Q for the period ending June 30, 2009, as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



 August 14, 2009                             By:  /s/  Harold K. Fletcher
                                                -----------------------------
                                                       Harold K. Fletcher
                                                       CEO


                                               /s/  Joseph P. Macaluso
                                               ------------------------------
                                                    Joseph P. Macaluso
                                                    Principal Accounting Officer



     A signed original of this written statement required by Section 906 has been provided to Tel-Instrument Electronics Corp and will be retained by Tel-Instrument Electronics Corp and furnished to the Securities and Exchange Commission or its staff upon request.